UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2023 (October 27, 2023)

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2023, Innovative International Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “Extension Meeting”) for the purpose of considering and voting on the Extension Amendment and the Trust Agreement Amendment (each as defined below) and, if presented, the proposal to adjourn the Extension Meeting to a later date.

At the Extension Meeting, the shareholders of the Company approved the amendment to the Company’s investment management trust agreement, dated as of October 26, 2021, as amended, by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) (the “Trust Agreement Amendment”) to extend the date by which the Company must consummate an initial business combination for one (1) month, from October 29, 2023 to November 29, 2023 (which is 25 months from the closing of our IPO).

The foregoing description of the Trust Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Extension Meeting, the shareholders of the Company also approved an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association, as amended, to extend the date by which the Company must consummate an initial business combination for one (1) month, from October 29, 2023 to November 29, 2023.

Under Cayman Islands law, the Extension Amendment took effect upon approval by the shareholders. The Company has filed the Extension Amendment with the Cayman Islands General Registry.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Octobers 27, 2023, the Company held the Extension Meeting for the purposes of considering and voting upon the Extension Amendment, the Trust Agreement Amendment and, if presented, the proposal to adjourn the Extension Meeting to a later date. As of the record date of October 5, 2023, there were a total of 11,820,421 ordinary shares, including 3,770,421 Class A ordinary shares and 8,050,000 Class B ordinary shares, issued and outstanding and entitled to vote at the Extension Meeting. There were 10,858,589 ordinary shares present at the Extension Meeting in person or represented by proxy, or approximately 92% of the total shares issued and outstanding and entitled to vote at the Extension Meeting, representing a quorum.

The Extension Amendment was approved by a special resolution of the Company’s shareholders, and received the following votes:

For	Against	Abstain
10,849,292	9,297	0

The Trust Agreement Amendment was approved by the affirmative vote of at least 65% of the Company’s outstanding Class A ordinary shares and Class B ordinary shares, and received the following votes:

For	Against	Abstain
10,849,291	9,298	0

The adjournment proposal was not presented to the shareholders because there were sufficient votes to approve the Extension Amendment and the Trust Agreement Amendment.

In connection with the Extension Meeting, shareholders holding 250,000 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $2,837,500 million (approximately $11.35 per public share redeemed in connection with the Extension Meeting) will be removed from the Trust Account to pay such holders and approximately $27.9 million will remain in the Trust Account. Following such redemptions, the Company will have 2,460,421 public shares outstanding.

Item 8.01 Other Events.

As previously announced, the Company convened an extraordinary general meeting of Company shareholders (the “Business Combination Meeting”) to approve the Transaction (as defined below) on Wednesday, October 25, 2023, at 11:00 a.m., Eastern Time. The Business Combination Meeting was adjourned to a later date in order to allow more time for the parties to consider and finalize financing and transaction terms. The adjourned Business Combination Meeting will be held virtually at https://web.lumiagm.com/228230513, to consider and vote upon the proposals described in the notice of meeting that was sent on or about October 3, 2023 to each Company shareholder of record as of the close of business on September 20, 2023.

As discussed in the Joint Proxy Statement for Extraordinary General Meeting of Shareholders of the Company/Consent Solicitation Statement for Stockholders of Zoomcar, Inc. (“Zoomcar”) and Prospectus of the Company, dated October 2, 2023, and Supplement No. 1 to the Joint Proxy Statement for Extraordinary General Meeting of Shareholders of the Company/Consent Solicitation Statement for Stockholders of Zoomcar and Prospectus of the Company, dated October 20, 2023 (together, and as may be further amended or supplemented, the “Joint Proxy/Written Consent Solicitation Statement”), Company shareholders who wished to exercise their redemption rights must have sent written requests no later than 5:00 p.m., Eastern Time on October 23, 2023 which was two business days prior to the originally scheduled date of the Business Combination Meeting. In connection with the Business Combination Meeting, as of November 2, 2023, Company shareholders holding approximately 2,421,820 Company public shares submitted requests to redeem their public shares for a pro rata portion of the funds in the Company’s trust account, which requests have not been withdrawn. Any such requests may be withdrawn at any time, with the Company’s consent, until the closing of the merger transaction between the Company and Zoomcar (the “Transaction”).

Additional Information and Where to Find It

In connection with the Transaction, the Company has filed with the United States Securities and Exchange Commission (the “SEC”) the Registration Statement on Form S-4 (File No. 333-269627), which includes a joint proxy statement/consent solicitation statement/prospectus. After the Registration Statement is declared effective, the Company has sent the Joint Proxy/Written Consent Solicitation Statement and other relevant documents to its shareholders. This report is not a substitute for the joint proxy statement/consent solicitation statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE JOINT PROXY/WRITTEN CONSENT SOLICITATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ZOOMCAR, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from the Company upon written request at Innovative International Acquisition Corp., 24681 La Plaza, Suite 300, Dana Point, CA 92629.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment to the Investment Management Trust Agreement, dated October 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:	/s/ Mohan Ananda
Name:	Mohan Ananda
Title:	Chief Executive Officer

Dated: November 2, 2023